Exhibit 10.3

FIRST OMNIBUS AMENDMENT TO LOAN AGREEMENT

AND OTHER LOAN DOCUMENTS

(MORTGAGE LOAN)

THIS FIRST OMNIBUS AMENDMENT TO LOAN AGREEMENT AND OTHER LOAN DOCUMENTS, effective as of August 15, 2007 (this “Amendment”), between BROADWAY 500 WEST MONROE FEE LLC, a Delaware limited liability company (“Borrower”), and MORGAN STANLEY MORTGAGE CAPITAL HOLDINGS LLC, a New York limited liability company (“Lender”).

W I T N E S S E T H:

WHEREAS, Lender and Borrower are parties to that certain Loan Agreement dated as of July 11, 2007 (the “Loan Agreement”), pursuant to which Lender made a loan to Borrower (the “Loan”) in the original principal amount of $150,000,000.00;

WHEREAS, the Loan is evidenced by that certain Promissory Note dated July 11, 2007, from Borrower to Lender in the principal amount of $150,000,000.00 (the “Original Note”);

WHEREAS, Morgan Stanley Mortgage Capital Holdings LLC, a New York limited liability company Lender, as mezzanine lender (“Mezzanine Lender”), and Broadway 500 West Monroe Mezz I LLC, a Delaware limited liability company, as mezzanine borrower (“Mezzanine Borrower”), are parties to that certain Mezzanine A Loan Agreement dated as of July 11, 2007 (the “Mezzanine Loan Agreement”), pursuant to which Mezzanine Lender advanced to Mezzanine Borrower an Initial Advance (as defined in the Mezzanine Loan Agreement) in the principal amount of $49,100,000.00 and pursuant to which Mezzanine Lender agreed to make Future Advances (as defined in the Mezzanine Loan Agreement) to Mezzanine Borrower pursuant to the terms of the Mezzanine Loan Agreement in the principal amount of up to $16,500,000.00 (the Initial Advance and any Future Advances are collectively referred to herein as the “Mezzanine Loan”);

WHEREAS, the Mezzanine Loan is evidenced by that certain Promissory Note dated July 11, 2007, from Mezzanine Borrower to Mezzanine Lender in the principal amount of up to $65,600,000.00 (the “Original Mezzanine Note”);

WHEREAS, Lender and Borrower have agree to “resize” the Loan pursuant to Section 9.5 of the Loan Agreement and, in order to effectuate such “resizing”, Borrower has partially prepaid the Loan in the amount of $10,000,000.00 (the “Partial Prepayment”) such that the outstanding principal amount of the Loan as of the date hereof is $140,000,000.00;

WHEREAS, in connection with the “resizing” of the Loan, Mezzanine Lender and Mezzanine Borrower have agreed to “resize” the Mezzanine Loan pursuant to Section 9.5 of the Mezzanine Loan Agreement and, in order to effectuate such “resizing”, Mezzanine Lender has advanced to Mezzanine Borrower on the date hereof additional Mezzanine Loan proceeds in the amount of $10,000,000.00 (the “Loan Increase”) such that the outstanding principal amount of the Mezzanine Loan as of the date hereof is $59,100,000.00, and such Loan Increase has been contributed from Mezzanine Borrower to Borrower in order to make the Partial Prepayment to Lender;

WHEREAS, in order to reflect the Partial Prepayment, Lender and Borrower have entered into that certain Amended and Restated Promissory Note affective as of August 15, 2007, in the principal amount of $140,000,000.00 (as the same may be amended, restated, replaced, extended, renewed, supplemented, severed, split, or otherwise modified from time to time, the “Amended and Restated Note”);

WHEREAS, in order to, among other things, reflect the Loan Increase, Mezzanine Lender and Mezzanine Borrower have entered into (i) that certain Amended and Restated Promissory Note (Mezzanine A Loan) to be effective as of August 15, 2007, in the principal amount of up to $75,600,000.00, and (ii) that certain First Omnibus Amendment to Loan Agreement and Other Loan Documents (Mezzanine A Loan) effective as of August 15, 2007; and

WHEREAS, in order to, among other things, reflect the Partial Prepayment and the Amended and Restated Note, Borrower and Lender have agreed to amend the Loan Agreement in the manner hereinafter set forth.

NOW, THEREFORE, in pursuance of such agreement and for good and valuable consideration, Borrower and Lender hereby agree as follows:

1. Unless otherwise defined in this Amendment, capitalized terms used herein shall have their defined meanings set forth in the Loan Agreement.

2. The definition of Eurodollar Spread is hereby deleted in its entirety and the following substituted therefor:

“Eurodollar Spread” shall mean 100.753571 basis points (1.00753571%).

3. The definition of Note is hereby deleted in its entirety and the following substituted therefor:

“Note” shall mean that certain Amended and Restated Promissory Note effective as of August 15, 2007 in the principal amount of One Hundred Forty Million and No/100 Dollars ($140,000,000.00), made by Borrower in favor of Lender, as the same may be further amended, restated, replaced, extended, renewed, supplemented, severed, split, or otherwise modified from time to time.

4. All references in each of the Loan Documents to the Loan Agreement shall be deemed to be a reference to the Loan Agreement as amended by this Amendment. All references in each of the Loan Documents to the Note shall be deemed to be a reference to the “Note” as defined in Section 3 above.

5. The Lender hereby recognizes and accepts the Partial Prepayment and waives any applicable Spread Maintenance Premium, any Breakage Costs and/or any other fees and charges in connection therewith.

6. Borrower and Lender hereby acknowledge and agree that the outstanding principal amount of the Loan as of the date hereof is $140,000,000.00.

7. As amended by this Amendment and the Amended and Restated Note, all terms, covenants and provisions of the Loan Documents are ratified and confirmed and shall remain in full force and effect. The obligations of Broadway Partners Parallel Fund B III, L.P., Broadway Partners Parallel Fund P III, L.P., and Broadway Partners Real Estate Fund III, L.P. (collectively, “Guarantor”), under that certain Guaranty of Recourse Obligations of Borrower dated as of July 11, 2007 (the “Guaranty”), shall not be released, diminished, impaired, reduced or adversely affected by this Amendment or the Amended and Restated Note, and all obligations of Guarantor thereunder shall remain in full force and effect, and Guarantor hereby waives any common law, equitable, statutory or other rights which such party might otherwise have as a result of or in connection with this Amendment and the Amended and Restated Note.

8. Unless otherwise defined in this Amendment, capitalized terms used herein shall have their defined meanings set forth in the Loan Agreement.

9. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

10. This Amendment shall inure to the benefit of and be binding upon Borrower and Lender, and their respective successors and assigns.

11. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

12. Lender represents and warrants that this Amendment and the Amended and Restated Note are entered into, as permitted under Section 9.5 of the Loan Agreement, due to the fact that a portion of the Loan will not receive an “investment grade” rating in connection with a proposed Securitization.

13. The provisions of Section 9.4 of the Loan Agreement are hereby incorporated by reference herein as if the text of such Section were set forth in its entirety herein.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized representatives, all as of the day and year first above written.

LENDER:

MORGAN STANLEY MORTGAGE HOLDINGS LLC, a New York limited liability company

By:	/s/ Gary P. Curwin
Name:	Gary P. Curwin
Title:	Vice President

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized representatives, all as of the day and year first above written.

LENDER:

MORGAN STANLEY MORTGAGE HOLDINGS LLC, a New York limited liability company

By:
Name:
Title:

BORROWER:

BROADWAY 500 WEST MONROE FEE LLC, a Delaware limited liability company

By:	/s/ Illegible
Name:
Title:

The undersigned (on behalf of itself and its successors and assigns) hereby acknowledge and agree to this Amendment and the provisions set forth in Section 6 of this Amendment, and reaffirm their obligations under the Guaranty and agree that such Guaranty and their obligations thereunder shall continue and remain in full force and affect, as such obligations have been expressly modified by this Amendment.

GUARANTOR:

BROADWAY PARTNERS PARALLEL FUND B III, L.P., a Delaware limited partnership

By:	Broadway Partners Fund GP III, L.P., a Delaware limited partnership, its general partner

	By:	Broadway Partners Fund GP III, LLC, a Delaware limited liability company, its general partner

		By:	/s/ Illegible
Name:
Title:

BROADWAY PARTNERS REAL ESTATE FUND III, L.P., a Delaware limited partnership

By:	Broadway Partners Fund GP III, L.P., a Delaware limited partnership, its general partner

	By:	Broadway Partners Fund GP III, LLC, a Delaware limited liability company, its general partner

		By:	/s/ Illegible
Name:
Title:

BROADWAY PARTNERS PARALLEL FUND P III, L.P., a Delaware limited partnership

By:	Broadway Partners Fund GP III, L.P., a Delaware limited partnership, its general partner

	By:	Broadway Partners Fund GP III, LLC, a Delaware limited liability company, its general partner

		By:	/s/ Illegible
Name:
Title: